UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 31, 2006

Armor Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-18863	59-3392443
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13386 International Parkway, Jacksonville, Florida	32218
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (904) 741-5400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On January 31, 2006, Armor Holdings, Inc. (the ‘‘Registrant’’) announced financial results for the fiscal quarter and year ended December 31, 2005. A copy of the press release announcing the Registrant’s earnings results for the fiscal quarter and year ended December 31, 2005 is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed ‘‘filed’’ for purposes of Section 18 of the Securities Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

The earnings press release contains financial measures that are not in accordance with generally accepted accounting principles in the United States (‘‘GAAP’’). The Registrant has provided a reconciliation within the earnings release of the non-GAAP financial measures EBITDA and free cash flow to the most directly comparable GAAP financial measures net income and net cash provided by operating activities, respectively. EBITDA, which represents the Registrant’s results from continuing operations before interest, other (income) expense, income taxes, and certain non-cash items, including depreciation and amortization, is presented in the earnings release because the Registrant’s credit facility and the trust indentures, under which the Registrant’s 8 ¼% Senior Subordinated Notes in the aggregate principal amount of $150,000,000 maturing in 2013 and the Registrant’s 2% Senior Subordinated Convertible Notes in the aggregate principal amount of $345,000,000 maturing in 2024 (unless earlier converted, redeemed or repurchased) are issued, contain financial covenants which generally are based, in part, on the Registrant’s EBITDA. Additionally, management believes that EBITDA, as defined, is a common alternative to measure value and performance. Free cash flow, which represents the net cash provided by (used in) operating activities less purchase of property and equipment, is presented in the earnings release because management believes that free cash flow is a common alternative to measure liquidity. Management considers the purchase of property and equipment to be a normal and recurring expenditure. By deducting purchase of property and equipment from net cash provided by or used in operations, management believes this measure provides a more thorough measurement of operating cash flow. The Registrant’s management, however, cannot provide any assurance that the above-referenced non-GAAP financial measures are comparable to similarly titled financial measures presented by other publicly-traded companies. The non-GAAP financial measures described above should be considered in addition to, but not as a substitute for, measures of financial performance prepared in accordance with GAAP that are presented in the earnings release.

Item 9.01. Financial Statements and Exhibits

(d)    Exhibits. The following Exhibit is filed herewith as a part of this report:

Exhibit	Description
99.1	Press Release dated January 31, 2006 with respect to the Registrant’s financial results for the fiscal quarter and year ended December 31, 2005 (furnished only).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 31, 2006

ARMOR HOLDINGS, INC.

By:	/s/ Glenn J. Heiar Name: Glenn J. Heiar Title: Chief Financial Officer

EXHIBIT INDEX

Number	Exhibit
Exhibit 99.1	Press Release dated January 31, 2006 with respect to the Registrant’s financial results for the fiscal quarter and year ended December 31, 2005 (furnished only).